Exhibit 10.8

Execution Version

AMENDMENT NUMBER TWO TO

ABL CREDIT AND GUARANTEE AGREEMENT

This AMENDMENT NUMBER TWO TO ABL CREDIT AND GUARANTEE AGREEMENT (this “Amendment”), dated as of August 18, 2021, is entered into by and among WELLS FARGO BANK, NATIONAL ASSOCIATION, as collateral agent and administrative agent (in such capacity, together with its successors and assigns in such capacity, “Administrative Agent”) for the Lenders (as defined below), JANUS INTERNATIONAL GROUP, LLC, a Delaware limited liability company (the “Parent Borrower”), the Persons party to the Credit Agreement (as defined below) as a “Borrower” from time to time (collectively, with the Parent Borrower, each, a “Borrower” and, collectively, the “Borrowers”), the other Guarantors from time to time party to the Credit Agreement, JANUS INTERMEDIATE, LLC, a Delaware limited liability company (“Holdings”), and each of the Lenders from time to time party to the Credit Agreement.

RECITALS

A.    Borrowers, Holdings, the other Guarantors from time to time party thereto, Administrative Agent, and the financial institutions from time to time party thereto as lenders (individually, a “Lender” and, any and all such financial institutions, collectively, the “Lenders”) have previously entered into that certain ABL Credit and Guarantee Agreement, dated as of February 12, 2018 (as amended, restated, amended and restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have made certain loans and financial accommodations available to Borrowers. Capitalized terms used herein without definition shall have the meanings ascribed to them in the Credit Agreement.

B.    Borrowers have requested that Administrative Agent and the Lenders amend the Credit Agreement to increase the Facility, Maximum Revolver Amount and Revolver Commitments in accordance with Section 3.13 of the Credit Agreement from $50,000,000 to $80,000,000, and Administrative Agent and the Lenders have agreed to such amendment pursuant to the terms and conditions set forth hereunder.

C.    The Loan Parties are entering into this Amendment with the understanding and agreement that, except as specifically provided for herein, none of Administrative Agent’s or any Lender’s rights or remedies as set forth in the Credit Agreement are being waived or modified by the terms of this Amendment.

AMENDMENT

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants herein contained, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto hereby agree as follows:

1. Amendments to Credit Agreement.

(a)    Section 1.01 of the Credit Agreement is hereby amended to include the following definition in proper alphabetical order:

“ ‘Second Amendment Effective Date’ shall mean August 18, 2021.”

(b)    Clause (a) of the definition of “Eligible Accounts” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(a)    Accounts that the Account Debtor has failed to pay within 150 days of original invoice date or 90 days of the past due date (in each case, if permitted by the Administrative Agent in its sole discretion, excluding retention billings until such time as the work for the project giving to such billing has been completed in full),”

(c)     Clause (p)(D) of the definition of “Eligible Accounts” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“(D)     that arises with respect to goods that are delivered on a bill-and-hold basis or placed on consignment, guaranteed sale or other terms by reason of which the payment by the Account Debtor is or may be conditional until a specified event occurs, or”

(d)     The definition of “Facility” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ ‘Facility’ shall mean the non-amortizing asset-based revolving credit facility in an aggregate principal amount of $50,000,000 plus any increases pursuant to Section 3.13, provided pursuant to this Agreement. The Facility as of the Second Amendment Effective Date is $80,000,000.”

(e)     The definition of “Maturity Date” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ ‘Maturity Date’ shall mean August 12, 2024.”

(f)     The definition of “Maximum Revolver Amount” contained in Section 1.01 of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

“ ‘Maximum Revolver Amount’ shall mean $50,000,000, decreased by the amount of reductions in the Revolver Commitments made in accordance with this Agreement and increased by the amount of any increase made in accordance with this Agreement. The Maximum Revolver Amount as of the Second Amendment Effective Date is $80,000,000.”

(g)     Schedule C-1 to the Credit Agreement is hereby amended and restated in its entirety with Schedule C-1 attached hereto as Exhibit A.

2.     Increase in Revolver Commitments and the Maximum Revolver Amount. On the date hereof, pursuant to Section 3.13(a) of the Credit Agreement, Borrowers hereby request an increase to the Revolver Commitments and the Maximum Revolver Amount in an aggregate amount equal to $30,000,000 from the Lenders. Upon the effectiveness of this Amendment, following the satisfaction (or waiver) of all of the conditions precedent set forth in Section 3, the aggregate amount of the Revolver Commitments of all of the Lenders shall be $80,000,000, and the aggregate amount of the Maximum Revolver Amount shall be $80,000,000. For the avoidance of doubt, after giving effect to this Amendment, the aggregate amount of all additional increases of the Revolver Commitments which Borrowers may request pursuant to Section 3.13(a) of the Credit Agreement and the Maximum Revolver Amount, in each case, shall be $20,000,000.

3.     Conditions Precedent to Amendment. This Amendment shall become effective as of the date the conditions precedent are satisfied or waived by the Administrative Agent (such date, the “Amendment Effective Date”), as follows:

(i)     Certain Documents. Administrative Agent shall have received this Amendment, duly executed by the Loan Parties, Administrative Agent, and each Lender.

(ii)     Authorized Officer’s Certificate. Administrative Agent shall have received a certificate of each Loan Party, dated as of the date hereof, and signed by an Authorized Officer of such Loan Party, attesting that the resolutions attached thereto (i) have been duly adopted by the board of directors, board of managers or sole member, as applicable (the “Board”), (ii) authorize the execution, delivery, and performance of this Amendment, the incurrence of the Loans, after giving effect to this Amendment, and the other obligations under the Loan Documents, and (iii) have not been amended, rescinded or modified since their adoption and remain in effect as of the date hereof and constitute the only resolutions adopted by the Board of such Loan Party with respect to the subject matter thereof.

(iii)     Representations and Warranties. The representations and warranties set forth herein and in the other Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any such representation and warranty that is already qualified or modified by materiality in the text thereof).

(iv)     Amendment Fee. Borrowers shall pay (or cause to be paid) to Administrative Agent an amendment fee of $425,000, which shall be fully earned, non-refundable, and due and payable on the date hereof.

4.     Representations and Warranties. The Loan Parties represent and warrant, both before and after giving effect to this Amendment, as follows:

(a)     Power; Authorization; Enforceable Obligations. Each Loan Party has the power and authority, and the legal right, to make, deliver and perform its obligations under this Amendment. Each Loan Party has taken all necessary organizational action to authorize the execution, delivery and performance of this Amendment and to authorize the transactions contemplated hereby. This Amendment has been duly executed and delivered on behalf of each Loan Party party hereto. This Amendment constitutes a legal, valid and binding obligation of each Loan Party party hereto, enforceable against each such Loan Party in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

(c)     No Legal Bar; Approvals. The execution, delivery and performance of this Amendment and the transactions contemplated hereby (i) will not violate, or conflict with, any Requirement of Law or any Contractual Obligation of Holdings or any of its Restricted Subsidiaries except such violations or conflicts as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect, (ii) will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any Requirement of Law, any Organizational Documents of Holdings or any of its Restricted Subsidiaries or any Contractual Obligation of Holdings of or any of its Restricted Subsidiaries (other than Liens permitted under the Credit Agreement), except as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect or (iii) will not violate, or conflict with, the Organizational Documents of Holdings or any of its respective Restricted Subsidiaries. Each of Holdings and each of its Restricted Subsidiaries is in compliance with all Requirements of Law, except such non compliances as could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(d)     Consents. No Governmental Approval or consent or authorization of, filing with, notice to or other act by or in respect of, any other Person is required in connection with the execution, delivery or performance by, or enforcement against, any Loan Party of this Amendment, except (i) Governmental Approvals, consents, authorizations, filings and notices that have been obtained or made and are in full force and effect and (ii) those, the failure of which to obtain or make could not, either individually or in the aggregate, reasonably be expected to have a Material Adverse Effect.

(e)     Other Representations and Warranties. The representations and warranties set forth in the Loan Documents (other than any such representations and warranties that, by their terms, are specifically made as of a date other than the date hereof, in which case, such representations and warranties shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any representations and warranties that are already qualified or modified by materiality in the text thereof) as of such earlier date) shall be true and correct in all material respects (except that such materiality qualifier shall not be applicable to any portion of any such representation and warranty that is already qualified or modified by materiality in the text thereof).

(f)     No Default. No Default or Event of Default has occurred and is continuing.

5.     No Waiver. The execution of this Amendment and any documents related hereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or breach, default or event of default under any Loan Document, whether or not known to Administrative Agent or any of the Lenders and whether or not existing as of the date hereof.

6.     Choice of Law and Venue; Jury Trial Waiver. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York (without regard to conflicts of law principles). The provisions of Section 12.08 to the Credit Agreement are incorporated herein by this reference and this Amendment shall be subject to the terms thereof.

7.     Counterparts. This Amendment may be executed by means of (a) an electronic signature that complies with the federal Electronic Signatures in Global and National Commerce Act, state enactments of the Uniform Electronic Transactions Act, or any other relevant and applicable electronic signatures law; (b) an original manual signature; or (c) a faxed, scanned, or photocopied manual signature. Each electronic signature or faxed, scanned, or photocopied manual signature shall for all purposes have the same validity, legal effect, and admissibility in evidence as an original manual signature. This Amendment may be executed in any number of counterparts, each of which shall be an original and all of which, when taken together, shall constitute one agreement. Delivery of an executed counterpart of a signature page of this Amendment will be as effective as delivery of a manually executed counterpart of this Amendment.

8.     Reference to and Effect on the Loan Documents.

(a)     Upon and after the effectiveness of this Amendment, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement as modified and amended hereby.

(b)     Except as specifically set forth in this Amendment, the Credit Agreement and all other Loan Documents, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed and shall constitute the legal, valid, binding and enforceable obligations of the Loan Parties to Administrative Agent and Lenders, without setoff, counterclaim, or other defense.

(c)     The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Administrative Agent or any Lender under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

9.     Ratification. Each Loan Party hereby restates, ratifies and reaffirms each and every term and condition set forth in the Credit Agreement, as amended hereby, and the Loan Documents effective as of the date hereof.

10.     Integration. This Amendment, together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof. This Amendment shall be deemed to be a “Loan Document” as defined in the Credit Agreement.

11.    Severability. In case any provision in this Amendment shall be invalid, illegal or unenforceable, such provision shall be severable from the remainder of this Amendment and the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

12.    Reaffirmation of Guarantee. The undersigned Guarantors hereby reaffirm and agree that: (a) the Guarantee and the Loan Documents to which they are a party shall remain in full force and effect (including, without limitation, any security interests granted therein), including on and after the Amendment Effective Date; (b) nothing in the Loan Documents to which it is a party obligates Administrative Agent or Lenders to notify the undersigned of any changes in the financial accommodations made available to the Loan Parties or to seek reaffirmations of the Loan Documents; and (c) no requirement to so notify either the undersigned or to seek the undersigned’s reaffirmations in the future shall be implied by this Section 12.

[The Remainder of the Page Is Intentionally Left Blank.]

IN WITNESS WHEREOF, the parties have entered into this Amendment as of the date first above written.

BORROWERS:

JANUS INTERNATIONAL GROUP, LLC, a Delaware limited liability company
ASTA INDUSTRIES, INC., a Georgia corporation
ATLANTA DOOR CORPORATION, a Georgia corporation
BETCO INC., a Delaware corporation
JANUS COBB HOLDINGS, LLC, a Delaware limited liability company
JANUS DOOR, LLC, a Georgia limited liability company
JANUS HOLDINGS, LLC, a Georgia limited liability company
NOKE, INC., a Delaware corporation
STEEL DOOR DEPOT.COM, LLC, a Georgia limited liability company
U.S. DOOR & BUILDING COMPONENTS, LLC, a Georgia limited liability company

By:
Name:	Scott M. Sannes
Title:	Chief Financial Officer

HOLDINGS:

JANUS INTERMEDIATE, LLC,
a Delaware limited liability company

By:
Name:	Scott M. Sannes
Title:	Chief Financial Officer

Signature Page to

Amendment Number Two to ABL Credit and Guarantee Agreement

ADMINISTRATIVE AGENT, COLLATERAL AGENT AND A LENDER:	WELLS FARGO BANK, NATIONAL ASSOCIATION, a national banking association

	By:	/s/ Dennis King
	Name:	Dennis King
	Title:	Vice President

Signature Page to

Amendment Number Two to ABL Credit and Guarantee Agreement

EXHIBIT A

Amended and Restated Schedule C-1 to Credit Agreement

Schedule C-1

Commitments

Lender	Revolver Commitment
Wells Fargo Bank, National Association	$80,000,000

Total	$80,000,000